SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 23, 2007

                    CARGO CONNECTION LOGISTICS HOLDING, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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            FLORIDA                  0-28223             65-0510294

(STATE OR OTHER JURISDICTION OF    (COMMISSION          (IRS EMPLOYEE
INCORPORATION OR ORGANIZATION)       FILE NO.)        IDENTIFICATION NO.)

                               600 Bayview Avenue
                             Inwood, New York 11096
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (516) 239-7000
                            (ISSUER TELEPHONE NUMBER)

                            (FORMER NAME AND ADDRESS)
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FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


ITEM 8.01. OTHER EVENTS AND REGULATION FD DISCLOSURE

On April 23, 2007, Cargo Connection Logistics Holding, Inc. issued a press release announcing that details of today announced that its subsidiary, Cargo Connection Logistics - International, Inc., has signed an agreement with Rexam PLC to provide "just in time" inventory and warehouse services for one of the London-based firm's manufacturing plants in the Chicago area.

Rexam is one of the world's leading consumer packaging groups and the world's leading manufacturer of beverage cans. The company, which has annual sales in excess of GBP 3.7 billion, has recently opened a manufacturing line in Elk Grove Village, Illinois to produce a new, innovative product. At that facility, Cargo Connection Logistics will provide the production plant with as needed raw materials and also provide distribution for finished merchandise out of its Bensenville operation. Rexam serves the beverage, beauty, pharmaceuticals and food markets with around 100 manufacturing operations in more than 20 countries. Rexam employs more than 22,000 people in more than 20 countries. Cargo Connection Logistics and Rexam have been working on this partnership for some time.

Cargo Connection Logistics will store and transport Rexam's raw materials, which will supply its manufacturing line in Bensenville, and then pick up finished merchandise and hold those goods for distribution. This new business will occupy approximately 50 percent of the space that was available in Cargo Connection Logistics' Chicago facility and will bring the operation to a new level in the supply chain.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial statements of business acquired:

            None

      (b)   Exhibits

            99.1  Press Release


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CARGO CONNECTION LOGISTICS HOLDING, INC.


                                        By: /s/ Scott Goodman
                                           -------------------------------------
                                                Scott Goodman
                                                Chief Financial Officer

Dated: April 24, 2007